Exhibit (j) under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the references to our firm under the caption "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information and to the use of our report dated April 10, 2002, included in the Post-Effective Amendment Number 36 to the Registration Statement (Form N-1A No. 2-89028) of the Federated U.S. Government Securities Fund: 1-3 Years.



/s/ Ernst & Young LLP

Boston, Massachusetts
April 19, 2002